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                                                                   EXHIBIT 10.99



                             LEASE SUPPLEMENT NO. 2
                             (NEWPORT NEWS PROPERTY)

THIS LEASE SUPPLEMENT NO. 2 (this "LEASE SUPPLEMENT") dated as of June 6, 2001, between THE SYMANTEC 2001 TRUST, a Delaware statutory business trust, as lessor (the "GRANTOR"), and SYMANTEC CORPORATION, a Delaware corporation, as lessee (the "GRANTEE").

WHEREAS, the Grantor is the owner or will be the owner of the Property described on SCHEDULE 1 (the "LEASED PROPERTY") and wishes to lease the same to the Grantee pursuant to the Master Lease dated as of March 30, 2001, by and between the Grantor and the Grantee (the "LEASE");

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. DEFINITIONS; RULES OF USAGE. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Annex A to the Participation Agreement dated as of March 30, 2001, by and among the Grantee, the Construction Agent, the Grantor, the trustee of the Trust, the Holders, the Lenders, Fuji Bank, Limited, as documentation agent, KeyBank National Association, as syndication agent, and the Agent.

SECTION 2. THE PROPERTIES. Attached as SCHEDULE 1 is a legal description of the Leased Property. Effective upon the execution and delivery of this Lease Supplement by the Grantor and the Grantee, the Leased Property shall be subject to the terms and provisions of the Lease. Without further action, any and all additional Property or Equipment funded under the Operative Agreements and any and all Improvements made to the Leased Property shall be deemed to be titled to the Grantor and subject to the terms and conditions of the Lease and this Lease Supplement.

This Lease Supplement shall constitute a mortgage, deed of trust, security agreement and financing statement under the laws of the state in which the Leased Property is situated. The maturity date of the obligations secured hereby shall be October 4, 2007 unless otherwise extended by the parties.

For purposes of provisions of the Lease and this Lease Supplement related to the creation and enforcement of the Lease and this Lease Supplement as a security agreement and a fixture filing, Grantee is the debtor and Grantor is the secured party. The mailing addresses of the debtor (Grantee herein) and of the secured party (Grantor herein) from which information concerning security interests hereunder may be obtained are set forth on the signature pages hereto. A carbon, photographic or other reproduction of the Lease and this Lease Supplement or of any financing statement related to the Lease and this Lease Supplement shall be sufficient as a financing statement for any of the purposes referenced herein.

SECTION 3. ALLOCATIONS. The Maximum Residual Percentage for the Leased Property is eighty-five and twenty-nine hundredths percent (85.29%).




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SECTION 4. USE OF PROPERTY. At all times during the Term with respect to the
Leased Property, the Grantee will comply with all obligations under and (to the extent no Event of Default exists and provided that such exercise will not impair the value of the Leased Property) shall be permitted to exercise all rights and remedies under, all operation and easement agreements and related or similar agreements applicable to the Leased Property.

SECTION 5. RATIFICATION; INCORPORATION BY REFERENCE. Except as specifically modified hereby, the terms and provisions of the Lease and the other Operative Agreements are hereby ratified and confirmed and remain in full force and effect. The Lease is hereby incorporated herein by reference as though restated herein in its entirety.

SECTION 6. ORIGINAL LEASE SUPPLEMENT. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "ORIGINAL EXECUTED COUNTERPART"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

SECTION 7. GOVERNING LAW. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO RULES RELATING TO CONFLICTS OF LAW (OTHER THAN GENERAL OBLIGATIONS LAW SECTION 5-1401), EXCEPT TO THE EXTENT THE LAW OF THE COMMONWEALTH OF VIRGINIA IS REQUIRED TO APPLY (INCLUDING MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF LIENS AND SECURITY INTERESTS AND TO THE EXERCISE OF REMEDIES), IN WHICH EVENT THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA.

SECTION 8. GRANT OF MORTGAGE LIEN AND SECURITY INTEREST; ASSIGNMENT OF RENTS. To secure to the Grantor the payment of all amounts owed to Grantor by Grantee under the Lease and the other Operative Agreements, and without limiting any other remedies set forth in the Lease, Grantee and Grantor agree as follows:

           (a) In the event that a court of competent jurisdiction rules that the Lease constitutes a mortgage, deed of trust or other secured financing as is the intent of the parties, then Grantor and Grantee agree that Grantee has caused Grantor to hold title to the Leased Property and Grantee does hereby mortgage, grant, bargain, sell, convey, assign, transfer and set over to the Grantor, WITH POWER OF SALE, to the extent permitted by applicable law: (i) all of the Grantee's right, title and interest in the Leased Property, if any; (ii) all rights and benefits of whatever nature derived or to be derived by the Grantee under or by virtue of the Lease; and (iii) all of the Grantee's right, title and interest in and to all proceeds of the conversion, whether voluntary or involuntary, of any of the above-described property into cash or other liquid claims, including all awards, payments or proceeds, including interest thereon, and the right to receive the same, which may be made as a result of casualty, any exercise of the right of eminent domain




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or deed in lieu thereof, the alteration of the grade of any street and any injury to or decrease in the value thereof, the foregoing being referred to hereinafter as the "SECURITY PROPERTY."

           TO HAVE AND TO HOLD the Security Property, subject however to Permitted Exceptions, unto the Grantor, its successors and assigns IN TRUST, forever, for the uses and purposes herein expressed, but not otherwise.

           (b) Subject to the terms and conditions of the Lease as supplemented by this Lease Supplement (including the Grantee's rights hereunder and thereunder so long as no Event of Default has occurred and is continuing), the Grantee hereby grants to the Grantor a security interest in that portion of the Security Property (the "UCC PROPERTY") subject to the Uniform Commercial Code of the State in which the Security Property is located (the "UCC"). The Lease, as supplemented by this Lease Supplement, shall also be deemed to be a security agreement and shall support any financing statement showing the Grantor's interest as a secured party with respect to any portion of the UCC Property described in such financing statement. The Grantee agrees, at its sole cost and expense, to execute, deliver and file from time to time such further instruments as may be requested by the Grantor to confirm and perfect the lien of the security interest in the collateral described in this Lease Supplement.

           (c) The Grantee hereby irrevocably assigns, conveys, transfers and sets over unto the Grantor (subject, however, to the Lease and the rights of the Grantee thereunder and hereunder) all and every part of the rents, issues and profits (collectively, the "PROFITS") that may from time to time become due and payable on account of any and all subleases or other occupancy agreements now existing, or that may hereafter come into existence with respect to the Leased Property or any part thereof, including any guaranties of such subleases or other occupancy agreements (collectively, the "SUBLEASES"). Upon request of the Grantor, the Grantee shall execute and cause to be recorded, at its expense, supplemental or additional assignments of any Subleases of the Leased Property. Upon the occurrence and during the continuance of an Event of Default and subject to the provisions of subsection 5(d), the Grantor is hereby fully authorized and empowered in its discretion (in addition to all other powers and rights herein granted), and subject to the Lease and the rights of the Grantee thereunder and hereunder, to apply for and collect and receive all such Profits and enforce such guaranty or guaranties, and all money so received under and by virtue of this assignment shall be held and applied as further security for the payment of the loan(s) secured hereby.

           (d) Notwithstanding that this Lease Supplement is an absolute assignment of the Profits and the Subleases and not merely the collateral assignment of, or the grant of a lien or security interest in the Profits and the Subleases, Grantor grants to Grantee a revocable license to collect and receive the Profits and to retain, use and enjoy such Profits. Such license shall be automatically revoked upon the occurrence and during the continuance of any Event of Default.

SECTION 9. COUNTERPART EXECUTION. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one (1) and the same instrument. For purposes of the provisions of this Lease Supplement concerning this Lease Supplement constituting a security agreement and fixture filing, the addresses of the debtor (Grantee herein) and the secured party




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(Grantor herein), from whom information may be obtained about this Lease
Supplement, are as set forth on the signature pages hereto.

SECTION 10. VIRGINIA PROVISION. For purposes of Section 55-2, Code of Virginia
(1950), as amended, the Lease as supplemented by this Lease Supplement shall be deemed a deed of lease. For purposes of Section 55-218.1, Code of Virginia
(1950), as amended, Grantor's resident agent is John H. Toole, whose address is Cooley Godward LLP, One Freedom Square, Reston Town Center, Reston, Virginia 20190-5601.






                          [THE SIGNATURE PAGE FOLLOWS.]





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IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.



                                    GRANTOR:

                                    THE SYMANTEC 2001 TRUST, a Delaware
                                    business trust

                                    By:  Wilmington Trust FSB, a federal
                                    savings bank, not in its individual capacity
                                    but solely as trustee


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    GRANTOR'S ADDRESS:

                                    c/o Wilmington Trust FSB
                                    3773 Howard Hughes Parkway
                                    Suite 300 N
                                    Las Vegas, NV 89109
                                    Attention: Corporate Trust Administration

                                    GRANTEE:

                                    SYMANTEC CORPORATION, a Delaware
                                    corporation


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

                                    GRANTEE'S ADDRESS:

                                    20330 Stevens Creek Blvd.
                                    Cupertino, CA  95014
                                    Attention:  Treasury
                                    Attention:  General Counsel




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                                   SCHEDULE 1
                            TO LEASE SUPPLEMENT NO. 2
                (Legal Description of the Newport News Property)







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